Schedule of Investments PIMCO Global StocksPLUS® & Income Fund	March 31, 2025 (Unaudited)

(AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES, CONTRACTS, UNITS AND OUNCES, IF ANY)
		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 153.7% ¤
LOAN PARTICIPATIONS AND ASSIGNMENTS 25.8%
Aligned Data Centers International LP 7.799% due 05/16/2028 «~		$500	$501
Altice France SA 9.802% due 08/15/2028 •		397	357
Apple Bidco LLC 6.825% due 09/23/2031		399	397
Bausch Health Cos., Inc. TBD% due 09/25/2030		900	867
Central Parent, Inc. 7.549% due 07/06/2029 ~		499	430
Clover Holdings 2 LLC
TBD% due 12/10/2029 ~µ		106	104
8.295% due 12/09/2031 •		800	792
CoreWeave Compute Acquisition Co. LLC TBD% - 10.322% due 05/16/2029 «µ		1,300	1,306
Databricks, Inc.
TBD% due 01/03/2031 «µ		36	36
8.823% due 01/03/2031 «		164	165
Envision Healthcare Corp.
11.152% due 07/20/2026 «		226	226
12.277% due 11/03/2028		1,995	2,025
Forward Air Corp. 8.791% due 12/19/2030 ~		399	388
Gateway Casinos & Entertainment Ltd. 10.545% due 12/18/2030		825	835
Hudson's Bay Co. TBD% due 04/03/2026		14	13
Ivanti Software, Inc. 8.817% due 12/01/2027 ~		728	563
Kaseya, Inc. TBD% due 03/22/2032		470	469
Lealand Finance Co. BV 7.439% due 06/30/2027 ~		7	4
Lealand Finance Co. BV (5.439% Cash and 3.000% PIK) 8.439% due 12/31/2027 ~(c)		73	32
Lifepoint Health, Inc. 8.052% due 05/17/2031 ~		469	456
MPH Acquisition Holdings LLC
8.037% due 12/31/2030		756	751
9.149% due 12/31/2030		176	145
Newfold Digital 7.929% due 02/10/2028 «~		199	149
Ocs Group Holdings Ltd. 10.450% due 11/27/2031 «~	GBP	1,000	1,291
Poseidon Bidco SASU 7.355% (EUR003M + 5.000%) due 03/13/2030 ~	EUR	400	306
Promotora de Informaciones SA 7.714% (EUR003M + 4.970%) due 06/30/2026 «~		1,800	1,946
Softbank Vision Fund II 6.000% due 12/23/2025 «•		$595	590
Spruce Bidco, Inc.
TBD% due 01/30/2032 «µ		31	30
6.000% due 02/02/2032	JPY	2,624	17
TBD% due 01/30/2032	CAD	25	17
TBD% due 01/30/2032 «		$136	134
Steenbok Lux Finco 2 SARL
10.000% due 06/30/2026 •	EUR	2,447	929
10.000% due 06/30/2026 ~		377	112
Syniverse Holdings, Inc. 11.299% due 05/13/2027 •		$2,045	2,013
Tecta America Corp. 7.325% due 02/18/2032		500	497
The Stepstone Group MidCo 2 GMBH TBD% due 12/04/2031 ~		200	198
U.S. Renal Care, Inc. 9.439% due 06/20/2028 ~		1,572	1,470
Unicorn Bay 13.000% due 12/31/2026 «	HKD	7,479	966
Vista Management Holding, Inc. TBD% due 03/26/2031		$450	447
Westmoreland Coal Co. 8.000% due 03/15/2029		397	149

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	March 31, 2025 (Unaudited)

X Corp. 10.949% due 10/26/2029 ~		900	895

Total Loan Participations and Assignments (Cost $24,528)			23,018

CORPORATE BONDS & NOTES 35.1%
BANKING & FINANCE 8.5%
ADLER Real Estate GmbH 3.000% due 04/27/2026	EUR	1,300	1,377
Ambac Assurance Corp. 5.100% due 12/31/2099 (h)		$13	17
Armor Holdco, Inc. 8.500% due 11/15/2029 (k)		200	194
CI Financial Corp. 7.500% due 05/30/2029		600	629
Corestate Capital Holding SA (8.000% Cash or 9.000% PIK) 8.000% due 12/31/2026 (c)	EUR	147	64
Credit Suisse AG AT1 Claim		$200	24
Ford Motor Credit Co. LLC
5.918% due 03/20/2028		300	302
6.390% due 03/20/2028 •		900	895
GN Bondco LLC 9.500% due 10/15/2031		200	200
Hannon Armstrong Sustainable Infrastructure Capital, Inc. 6.375% due 07/01/2034		400	396
Hestia Re Ltd. 14.362% due 04/22/2025 ~		250	236
Integrity Re Ltd. 27.292% due 06/08/2026 ~		100	104
Intesa Sanpaolo SpA 7.200% due 11/28/2033		500	555
Itau Unibanco Holding SA 6.000% due 02/27/2030		450	460
Kennedy Wilson Europe Real Estate Ltd. 3.250% due 11/12/2025	EUR	63	67
Sanders Re Ltd. 17.292% due 04/09/2029 •		$250	249
Titanium 2l Bondco SARL 6.250% due 01/14/2031	EUR	967	327
Uniti Group LP
6.000% due 01/15/2030 (k)		$1,127	977
10.500% due 02/15/2028 (k)		440	468
Voyager Aviation Holdings LLC 8.500% due 05/09/2026 ^«(d)		1,216	0

			7,541

INDUSTRIALS 21.2%
Altice France Holding SA
8.000% due 05/15/2027	EUR	200	66
10.500% due 05/15/2027		$1,500	440
Altice France SA
4.125% due 01/15/2029	EUR	100	86
5.125% due 01/15/2029		$200	157
5.125% due 07/15/2029		1,125	883
5.500% due 01/15/2028		200	160
8.125% due 02/01/2027		600	537
DISH DBS Corp.
5.250% due 12/01/2026		2,000	1,840
5.750% due 12/01/2028		100	85
Ecopetrol SA
7.750% due 02/01/2032		900	884
8.375% due 01/19/2036		30	29
Exela Intermediate LLC (11.500% Cash) 11.500% due 04/15/2026 (c)		15	2
goeasy Ltd. 7.375% due 10/01/2030 (b)		450	442
HF Sinclair Corp.
5.750% due 01/15/2031		450	456
6.250% due 01/15/2035		450	453
Incora Intermediate LLC 0.000% due 01/31/2030 «		1,443	1,443
Incora Top Holdco LLC 0.000% due 01/30/2033 ^«(d)(j)		1,072	1,550
Insulet Corp. 6.500% due 04/01/2033		200	203
Intelsat Jackson Holdings SA 6.500% due 03/15/2030 (k)		1,025	976
MPH Acquisition Holdings LLC (6.500% Cash and 5.000% PIK) 11.500% due 12/31/2030 (c)		100	87
Newfold Digital Holdings Group, Inc. 6.000% due 02/15/2029 «		300	180
Nissan Motor Co. Ltd. 4.810% due 09/17/2030 (k)		1,000	950

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	March 31, 2025 (Unaudited)

Noble Finance LLC 8.000% due 04/15/2030		400	400
Petroleos Mexicanos
6.700% due 02/16/2032 (k)		100	88
6.840% due 01/23/2030		200	183
8.750% due 06/02/2029		306	306
Prime Healthcare Services, Inc. 9.375% due 09/01/2029 (k)		400	378
Rivian Holdings LLC 10.502% due 10/15/2026 ~		200	202
Sunoco LP 6.250% due 07/01/2033		500	501
Thames Water Utilities Finance PLC 2.375% due 04/22/2040	GBP	100	94
Thames Water Utilities Ltd. 0.000% due 03/22/2027 (g)		1	1
Topaz Solar Farms LLC 4.875% due 09/30/2039		$130	116
U.S. Renal Care, Inc. 10.625% due 06/28/2028 (k)		756	647
Vale SA 0.000% due 12/29/2049 ~(h)	BRL	20,000	1,203
Venture Global LNG, Inc.
7.000% due 01/15/2030		$500	493
9.500% due 02/01/2029		296	318
9.875% due 02/01/2032		500	531
Viridien
8.500% due 10/15/2030	EUR	300	333
10.000% due 10/15/2030		$200	205
Wayfair LLC 7.750% due 09/15/2030		450	436
WESCO Distribution, Inc. 6.375% due 03/15/2033		100	101
Yinson Boronia Production BV 8.947% due 07/31/2042		396	419

			18,864

UTILITIES 5.4%
Chile Electricity Lux MPC SARL 5.580% due 10/20/2035		450	450
Edison International 5.250% due 11/15/2028		1,000	986
FORESEA Holding SA 7.500% due 06/15/2030		239	231
Oi SA (10.000% Cash or 6.000% PIK and 7.500% Cash or 13.500% PIK) 10.000% due 06/30/2027 (c)		436	365
Oi SA (10.000% Cash or 6.000% PIK and 7.500% Cash or 13.500% PIK) 10.000% due 06/30/2027 (c)		1,135	949
Oi SA (8.500% PIK) 8.500% due 12/31/2028 (c)		2,429	255
Pacific Gas & Electric Co. 4.300% due 03/15/2045 (k)		827	648
Peru LNG SRL 5.375% due 03/22/2030 (k)		833	774
Raizen Fuels Finance SA 6.700% due 02/25/2037		200	200

			4,858

Total Corporate Bonds & Notes (Cost $34,176)			31,263

CONVERTIBLE BONDS & NOTES 0.6%
BANKING & FINANCE 0.0%
Corestate Capital Holding SA (8.000% Cash or 9.000% PIK) 8.000% due 12/31/2026 (c)	EUR	24	11

INDUSTRIALS 0.6%
DISH Network Corp. 3.375% due 08/15/2026		$600	502

Total Convertible Bonds & Notes (Cost $627)			513

MUNICIPAL BONDS & NOTES 1.5%
ARIZONA 0.5%
Maricopa County, Arizona Industrial Development Authority Revenue Notes, Series 2024 7.375% due 10/01/2029		450	465

WEST VIRGINIA 1.0%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007 0.000% due 06/01/2047 (g)		8,800	829

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	March 31, 2025 (Unaudited)

Total Municipal Bonds & Notes (Cost $1,585)		1,294

U.S. GOVERNMENT AGENCIES 48.9%
Fannie Mae
0.000% due 06/25/2044 •	224	143
1.546% due 11/25/2049 •(a)	94	12
1.596% due 03/25/2037 •(a)	87	8
1.696% due 11/25/2039 •(a)	87	8
1.846% due 01/25/2038 •(a)	127	12
1.926% due 03/25/2037 •(a)	101	9
1.946% due 12/25/2037 •(a)	127	10
1.956% due 06/25/2037 •(a)	50	4
1.996% due 04/25/2037 •(a)	257	28
2.146% due 11/25/2035 •(a)	9	0
2.346% due 11/25/2036 •(a)	471	55
2.746% due 02/25/2037 •(a)	90	10
3.000% due 04/25/2050 (a)	10,129	1,512
7.550% due 12/25/2042 ~	22	22
Freddie Mac
0.700% due 11/25/2055 ~(a)	5,301	326
1.696% due 05/25/2050 •(a)	891	114
1.977% due 03/15/2037 •(a)	225	21
2.107% due 09/15/2036 •(a)	120	12
2.117% due 09/15/2036 •(a)	261	27
9.604% due 10/25/2029 •(k)	250	269
11.840% due 10/25/2041 •(k)	1,200	1,278
Ginnie Mae 1.666% due 12/20/2048 •(a)	707	68
Ginnie Mae, TBA
3.500% due 04/01/2055	3,300	3,020
4.500% due 05/01/2055	2,200	2,110
Uniform Mortgage-Backed Security 3.500% due 03/01/2048 - 04/01/2048	317	289
Uniform Mortgage-Backed Security, TBA
2.500% due 05/01/2055	150	125
3.000% due 05/01/2055	1,250	1,083
3.500% due 05/01/2055	8,100	7,301
4.000% due 05/01/2055	1,650	1,535
4.500% due 05/01/2055	1,200	1,147
5.000% due 04/01/2055	2,400	2,353
5.500% due 05/01/2055	5,500	5,488
6.000% due 06/01/2055	6,700	6,792
6.500% due 06/01/2055	7,700	7,927
7.000% due 05/01/2055	400	418

Total U.S. Government Agencies (Cost $43,564)		43,536

NON-AGENCY MORTGAGE-BACKED SECURITIES 13.2%
Atrium Hotel Portfolio Trust 6.117% due 12/15/2036 •(k)	600	587
Banc of America Funding Trust
2.371% due 03/20/2036 •	71	66
2.906% due 12/20/2034 ~	89	64
5.846% due 01/25/2037 ~	80	74
Banc of America Mortgage Trust 6.000% due 07/25/2046	1	1
Bear Stearns Adjustable Rate Mortgage Trust 4.445% due 07/25/2036 ~	61	52
Bear Stearns ALT-A Trust
3.165% due 04/25/2035 •	72	58
4.941% due 11/25/2035 ~	48	37
5.043% due 09/25/2035 •	56	32
Bear Stearns Asset-Backed Securities Trust 8.922% due 03/25/2036 •(k)	1,631	524
Bear Stearns Commercial Mortgage Securities Trust 4.817% due 02/11/2041 ~	119	119
Bear Stearns Structured Products, Inc. Trust
4.333% due 12/26/2046 •	120	93
5.116% due 01/26/2036 ~	198	142
CBA Commercial Small Balance Commercial Mortgage 6.040% due 01/25/2039 þ	69	66
CD Mortgage Trust 5.688% due 10/15/2048	53	50
Chevy Chase Funding LLC Mortgage-Backed Certificates
4.735% due 08/25/2035 •	21	20
5.115% due 10/25/2034 •	1	1
Citigroup Mortgage Loan Trust
5.437% due 11/25/2035 ~(k)	962	485
6.951% due 03/25/2037 ~	46	47
Connecticut Avenue Securities Trust 7.440% due 10/25/2041 •(k)	900	916
Countrywide Alternative Loan Trust
2.715% due 07/25/2036 •(a)	707	130
4.149% due 10/25/2035 •	67	56
4.785% due 05/25/2036 •(k)	1,158	319

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	March 31, 2025 (Unaudited)

4.825% due 02/25/2037 •	51	45
4.915% due 12/25/2046 •	31	19
5.095% due 10/25/2035 •	405	269
5.500% due 08/25/2034	150	150
5.500% due 02/25/2036	11	6
6.250% due 09/25/2034	22	23
6.500% due 08/25/2036 (k)	1,976	609
7.605% due 07/25/2035 ~(k)	338	300
Countrywide Home Loan Mortgage Pass-Through Trust
3.940% due 03/25/2037 ~	193	162
4.490% due 10/20/2035 •	7	7
4.596% due 10/20/2035 ~	57	53
4.915% due 03/25/2036 •	91	86
5.078% due 10/20/2035 •	18	18
5.215% due 02/25/2035 ~	41	37
5.500% due 08/25/2035	11	6
Credit Suisse Mortgage Capital Mortgage-Backed Trust 6.000% due 11/25/2036	75	65
Extended Stay America Trust 8.133% due 07/15/2038 ~(k)	866	867
First Horizon Alternative Mortgage Securities Trust 5.391% due 11/25/2036 ~	121	84
First Horizon Mortgage Pass-Through Trust 5.206% due 01/25/2037 ~	166	87
GSR Mortgage Loan Trust 4.449% due 04/25/2035 •	53	44
HarborView Mortgage Loan Trust
2.731% due 11/19/2034 ~	29	23
5.031% due 04/19/2034 ~	2	2
6.023% due 08/19/2036 ~	1	1
7.296% due 02/25/2036 •	15	4
HSI Asset Loan Obligation Trust 5.954% due 01/25/2037 ~	90	58
ILPT Commercial Mortgage Trust 8.511% due 10/15/2039 •	600	590
IndyMac INDX Mortgage Loan Trust
3.358% due 06/25/2037 ~	245	217
4.975% due 06/25/2037 •	395	486
4.995% due 03/25/2035 •	1	1
JP Morgan Mortgage Trust
0.000% due 04/25/2037 ~	141	74
5.500% due 01/25/2036	25	11
MASTR Adjustable Rate Mortgages Trust
4.099% due 10/25/2034 •	50	46
5.858% due 11/25/2035 ~	234	101
Merrill Lynch Alternative Note Asset Trust 4.575% due 01/25/2037 •	594	179
Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates 4.975% due 07/25/2036 •	152	51
RBSSP Resecuritization Trust 5.000% due 09/26/2036 ~	743	555
Residential Accredit Loans, Inc. Trust
5.065% due 12/26/2034 ~	51	46
5.213% due 01/25/2036 •	317	214
6.000% due 09/25/2035	255	82
6.000% due 08/25/2036	88	73
Structured Adjustable Rate Mortgage Loan Trust
4.117% due 04/25/2036 ~	144	76
4.515% due 01/25/2036 ~	180	100
4.607% due 09/25/2036 •	108	74
4.612% due 09/25/2035 ~	28	18
6.035% due 05/25/2035 ~(k)	631	496
Structured Asset Mortgage Investments Trust
4.895% due 02/25/2036 •(k)	131	105
4.995% due 02/25/2036 ~	84	70
SunTrust Adjustable Rate Mortgage Loan Trust 6.974% due 01/25/2037 ~	23	15
WaMu Mortgage Pass-Through Certificates Trust
4.313% due 12/25/2036 •(k)	156	141
5.043% due 07/25/2037 ~	41	37
Wells Fargo Commercial Mortgage Trust 4.928% due 12/15/2039 ~(k)	1,065	965

Total Non-Agency Mortgage-Backed Securities (Cost $13,995)		11,787

ASSET-BACKED SECURITIES 6.0%
HOME EQUITY OTHER 0.2%
Carrington Mortgage Loan Trust 4.735% due 08/25/2036 •	25	24
Citigroup Mortgage Loan Trust 4.755% due 01/25/2037 •	118	38
Countrywide Asset-Backed Certificates Trust 5.535% due 09/25/2034 •	26	24
Morgan Stanley ABS Capital, Inc. Trust 4.495% due 05/25/2037 •	56	50

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	March 31, 2025 (Unaudited)

Soundview Home Loan Trust 4.555% due 11/25/2036 ~		148	41
Washington Mutual Asset-Backed Certificates Trust 4.343% due 10/25/2036 •		74	26

			203

MANUFACTURING HOUSE SEQUENTIAL 0.2%
Bombardier Capital Mortgage Securitization Corp. 7.830% due 06/15/2030 ~		1,421	112
Conseco Finance Securitizations Corp. 7.960% due 05/01/2031		364	77

			189

WHOLE LOAN COLLATERAL 0.2%
Bear Stearns Asset-Backed Securities Trust 6.500% due 08/25/2036		517	162
Lehman XS Trust 4.233% due 05/25/2037 þ		15	14

			176

OTHER ABS 5.4%
Adagio CLO DAC 0.000% due 04/30/2031 ~	EUR	250	78
Avoca CLO DAC 0.000% due 07/15/2032 ~		1,000	839
Belle Haven ABS CDO Ltd. 1.400% due 07/05/2046 •		$34,966	84
Carlyle Global Market Strategies CLO Ltd. 0.000% due 04/17/2031 ~		1,700	214
Carlyle Global Market Strategies Euro CLO DAC
0.000% due 01/25/2032 ~	EUR	300	97
0.000% due 04/15/2038 «~		613	401
Carlyle U.S. CLO Ltd. 0.000% due 10/15/2031 ~		$600	169
Marlette Funding Trust
0.000% due 12/15/2028 «(g)		2	1
0.010% due 04/16/2029 «		2	0
0.010% due 07/16/2029 «		2	2
SMB Private Education Loan Trust
0.000% due 10/15/2048 «(g)		2	390
0.000% due 09/18/2046 «(g)		1	265
0.000% due 02/16/2055 «(g)		0	182
South Coast Funding Ltd.
0.491% due 01/06/2041 •		15	3
0.491% due 01/06/2041 •(k)		11,064	2,008
0.611% due 01/06/2041 •		377	68

			4,801

Total Asset-Backed Securities (Cost $18,372)			5,369

SOVEREIGN ISSUES 8.2%
Argentina Government International Bond
0.750% due 07/09/2030 þ(k)		451	287
1.000% due 07/09/2029		87	67
3.500% due 07/09/2041 þ		205	119
5.000% due 01/09/2038 þ(k)		1,597	1,054
Avenir Issuer Ireland DAC 6.000% due 10/25/2027		500	472
Dominican Republic International Bond 10.500% due 03/15/2037 (k)	DOP	57,800	937
Egypt Government International Bond 9.450% due 02/04/2033		$200	189
El Salvador Government International Bond 9.650% due 11/21/2054		200	201
Mexico Government International Bond 4.625% due 05/04/2033	EUR	900	952
Republic of Greece Government International Bond
2.000% due 04/22/2027		73	79
3.900% due 01/30/2033		162	183
4.000% due 01/30/2037		127	142
4.200% due 01/30/2042		159	175
Romania Government International Bond
5.250% due 03/10/2030		400	436
5.250% due 05/30/2032		800	834
5.875% due 07/11/2032 (b)		300	322
Russia Government International Bond 5.625% due 04/04/2042		$200	140
Turkey Government International Bond
44.165% due 09/06/2028 ~	TRY	24,200	600
45.031% due 05/17/2028 ~		4,400	110

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	March 31, 2025 (Unaudited)

Venezuela Government International Bond 9.250% due 09/15/2027 ^(d)	$62	13

Total Sovereign Issues (Cost $7,119)		7,312

	SHARES
COMMON STOCKS 10.9%
COMMUNICATION SERVICES 2.1%
Clear Channel Outdoor Holdings, Inc. (e)	97,913	109
iHeartMedia, Inc. 'A' (e)	22,927	38
iHeartMedia, Inc. 'B' «(e)	17,837	26
Oi SA (e)	725,410	127
Syniverse Holdings, Inc. «(j)	392,534	382
Windstream Services LLC «(e)	52,536	1,178

		1,860

CONSUMER STAPLES 0.0%
Steinhoff International Holdings NV «(e)(j)	4,155,239	0

FINANCIALS 2.4%
Banca Monte dei Paschi di Siena SpA	123,500	975
Intelsat Emergence SA «(j)	34,354	1,157
MNEQ Holdings, Inc. «(e)(j)	508	2

		2,134

HEALTH CARE 3.7%
Amsurg Equity «(e)(j)	71,417	3,339

INDUSTRIALS 2.7%
Drillco Holding Lux SA «(j)	5,770	145
Foresea Holdings SA «	13,432	339
Incora New Equity «(e)(j)	49,990	1,786
Sierra Hamilton Holder LLC «(e)(j)	100,456	0
Westmoreland Mining Holdings «(e)(j)	13,114	14
Westmoreland Mining LLC «(e)(j)	41,325	136

		2,420

Total Common Stocks (Cost $11,150)		9,753

WARRANTS 0.0%
FINANCIALS 0.0%
Intelsat Emergence SA - Exp. 02/17/2027 «	236	1

Total Warrants (Cost $763)		1

PREFERRED SECURITIES 1.8%
BANKING & FINANCE 1.5%
ADLER Group SA «	173,624	0
AGFC Capital Trust 6.314% due 01/15/2067 ~(k)	1,000,000	706
OCP CLO Ltd. 0.000% due 04/26/2036 «•	1,400	575

		1,281

INDUSTRIALS 0.3%
SVB Financial Trust
0.000% due 11/07/2032 (g)	440	0
11.000% due 11/07/2032	579	284

		284

Total Preferred Securities (Cost $2,020)		1,565

REAL ESTATE INVESTMENT TRUSTS 0.2%
REAL ESTATE 0.2%
Uniti Group, Inc.	32,667	165

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	March 31, 2025 (Unaudited)

Total Real Estate Investment Trusts (Cost $207)		165

SHORT-TERM INSTRUMENTS 1.5%
MUTUAL FUNDS 0.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class 4.400% (i)	158,704	159

	PRINCIPAL AMOUNT (000s)
U.S. TREASURY BILLS 1.3%
4.307% due 04/10/2025 - 06/26/2025 (f)(g)(n)	1,189	1,182

Total Short-Term Instruments (Cost $1,341)		1,341

Total Investments in Securities (Cost $159,447)		136,917

	SHARES
INVESTMENTS IN AFFILIATES 11.6%
SHORT-TERM INSTRUMENTS 11.6%
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 11.6%
PIMCO Short-Term Floating NAV Portfolio III	1,063,734	10,354

Total Short-Term Instruments (Cost $10,345)		10,354

Total Investments in Affiliates (Cost $10,345)		10,354

Total Investments 165.3% (Cost $169,792)		$147,271
Financial Derivative Instruments (l)(m) 1.8%(Cost or Premiums, net $(77))		1,576
Other Assets and Liabilities, net (67.1)%		(59,737)

Net Assets 100.0%		$89,110

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	March 31, 2025 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

* A zero balance may reflect actual amounts rounding to less than one thousand.

¤

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security's country of incorporation may be different from its country of economic exposure.

^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ	All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only ("IO") or IO Strip.
(b)	When-issued security.
(c)	Payment in-kind security.
(d)	Security is not accruing income as of the date of this report.
(e)	Security did not produce income within the last twelve months.
(f)	Coupon represents a weighted average yield to maturity.
(g)	Zero coupon security.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)	Coupon represents a 7-Day Yield.
(j)	RESTRICTED SECURITIES:
Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets

Amsurg Equity	11/02/2023 - 11/06/2023	$2,984	$3,339	3.75%
Drillco Holding Lux SA	06/08/2023	116	145	0.16
Incora New Equity	01/31/2025	2,428	1,786	2.00
Incora Top Holdco LLC 0.000% due 01/30/2033	01/31/2025	1,072	1,550	1.74
Intelsat Emergence SA	06/19/2017 - 03/01/2024	2,403	1,157	1.30
MNEQ Holdings, Inc.	03/16/2023 - 03/29/2023	6	2	0.00
Sierra Hamilton Holder LLC	07/31/2017	25	0	0.00
Steinhoff International Holdings NV	06/30/2023 - 10/30/2023	0	0	0.00
Syniverse Holdings, Inc.	05/12/2022 - 11/30/2024	387	382	0.43
Westmoreland Mining Holdings	12/08/2014 - 08/05/2016	367	14	0.02
Westmoreland Mining LLC	06/30/2023 - 02/03/2025	172	136	0.15

$9,960	$8,511	9.55%

BORROWINGS AND OTHER FINANCING TRANSACTIONS
REVERSE REPURCHASE AGREEMENTS:
Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)	Payable for Reverse Repurchase Agreements

BPS	4.840%	03/10/2025	06/10/2025	$(842)	$(845)
4.870	01/06/2025	04/07/2025	(144)	(146)
5.590	11/18/2024	05/16/2025	(198)	(202)
5.590	01/23/2025	07/22/2025	(231)	(233)
5.710	11/18/2024	05/16/2025	(839)	(857)
5.910	10/24/2024	04/22/2025	(840)	(861)
BRC	4.700	12/20/2024	TBD(2)	(839)	(850)
5.510	02/26/2025	05/27/2025	(257)	(258)
DBL	4.650	03/24/2025	TBD(2)	(890)	(891)
4.860	03/24/2025	04/21/2025	(801)	(802)
5.866	02/18/2025	04/11/2025	(1,535)	(1,546)
GLM	5.220	09/27/2024	06/24/2025	(1,622)	(1,665)
IND	5.000	02/10/2025	04/11/2025	(500)	(504)
5.050	02/10/2025	04/11/2025	(762)	(768)
JML	4.750	03/21/2025	05/09/2025	(1,144)	(1,145)
RTA	5.400	01/16/2025	05/15/2025	(709)	(717)
5.500	03/31/2025	05/15/2025	(465)	(465)
SOG	4.600	12/20/2024	TBD(2)	(77)	(78)

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	March 31, 2025 (Unaudited)

TDM	4.650	12/20/2024	TBD(2)	(876)	(888)
4.700	02/14/2025	04/15/2025	(630)	(634)
UBS	4.850	01/03/2025	04/03/2025	(585)	(592)

Total Reverse Repurchase Agreements	$(14,947)

SHORT SALES:
Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales

U.S. Government Agencies (0.7)%
Uniform Mortgage-Backed Security, TBA	2.000%	05/13/2055	$800	$(634)	$(636)

Total Short Sales (0.7)%	$(634)	$(636)

(k)	Securities with an aggregate market value of $18,005 and cash of $22 have been pledged as collateral under the terms of master agreements as of March 31, 2025.
(1)

The average amount of borrowings outstanding during the period ended March 31, 2025 was $(16,211) at a weighted average interest rate of 5.571%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(l)	FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED
PURCHASED OPTIONS:
OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS
Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value

Put - CME E-mini S&P 500 April 2025 Futures	$5,430.000	04/17/2025	154	$8	$266	$275

Total Purchased Options	$266	$275

WRITTEN OPTIONS:
OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS
Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value

Call - CME E-mini S&P 500 April 2025 Futures	$5,720.000	04/17/2025	154	$8	$(828)	$(495)

Total Written Options	$(828)	$(495)

FUTURES CONTRACTS:
LONG FUTURES CONTRACTS
Variation Margin(1)
Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Asset	Liability

E-Mini S&P 500 Index June Futures	06/2025	161	$45,509	$(466)	$244	$0
U.S. Treasury 10-Year Note June Futures	06/2025	1	111	2	0	0

$(464)	$244	$0

SHORT FUTURES CONTRACTS
Variation Margin(1)
Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Asset	Liability

3-Month SOFR Active Contract December Futures	03/2026	1	$(241)	$4	$0	$0
3-Month SOFR Active Contract June Futures	09/2025	2	(480)	10	0	0
3-Month SOFR Active Contract March Futures	06/2025	2	(478)	11	0	0
3-Month SOFR Active Contract March Futures	06/2026	1	(241)	3	0	0
3-Month SOFR Active Contract September Futures	12/2025	1	(240)	4	0	0

$32	$0	$0

Total Futures Contracts	$(432)	$244	$0

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	March 31, 2025 (Unaudited)

SWAP AGREEMENTS:
INTEREST RATE SWAPS
										Variation Margin
Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date		Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability

Pay	1-Day GBP-SONIO Compounded-OIS	3.500%	Annual	03/19/2030	GBP	1,500	$(41)	$(3)	$(44)	$7	$0
Receive	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052		600	123	346	469	0	(6)
Receive	1-Day USD-SOFR Compounded-OIS	2.300	Annual	01/17/2026		$300	0	6	6	0	0
Pay	1-Day USD-SOFR Compounded-OIS	4.250	Annual	06/15/2027		26,000	(151)	316	165	1	0
Receive	1-Day USD-SOFR Compounded-OIS	1.500	Semi-Annual	12/15/2028		1,250	(12)	113	101	0	0
Pay	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2029		340	(37)	3	(34)	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2029		1,200	(23)	29	6	0	(1)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Semi-Annual	01/15/2030		600	(5)	66	61	0	0
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Semi-Annual	02/12/2030		4,400	(56)	449	393	0	(3)
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Semi-Annual	03/10/2030		500	0	44	44	0	0
Receive	1-Day USD-SOFR Compounded-OIS	1.000	Semi-Annual	12/16/2030		400	(12)	72	60	0	0
Pay	1-Day USD-SOFR Compounded-OIS	0.750	Semi-Annual	06/16/2031		2,229	(174)	(220)	(394)	3	0
Pay	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2032		220	(9)	(24)	(33)	1	0
Pay	1-Day USD-SOFR Compounded-OIS	3.000	Annual	06/21/2033		40	0	(3)	(3)	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.500	Annual	12/20/2033		2,900	93	(35)	58	0	(8)
Pay	1-Day USD-SOFR Compounded-OIS	3.500	Annual	12/20/2033		1,500	21	(52)	(31)	4	0
Pay	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2034		2,450	(73)	52	(21)	7	0
Pay	1-Day USD-SOFR Compounded-OIS	3.000	Semi-Annual	12/19/2048		1,900	(5)	(324)	(329)	11	0
Receive	1-Day USD-SOFR Compounded-OIS	1.500	Annual	06/15/2052		5,400	468	1,798	2,266	0	(29)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2052		6,000	713	1,541	2,254	0	(33)
Pay	1-Year BRL-CDI	11.250	Maturity	01/04/2027	BRL	300	0	(4)	(4)	0	0
Pay	1-Year BRL-CDI	11.275	Maturity	01/04/2027		100	0	(1)	(1)	0	0
Pay	1-Year BRL-CDI	11.290	Maturity	01/04/2027		100	0	(1)	(1)	0	0
Pay	1-Year BRL-CDI	11.731	Maturity	01/04/2027		100	0	(1)	(1)	0	0
Pay	1-Year BRL-CDI	11.746	Maturity	01/04/2027		300	0	(3)	(3)	0	0
Pay	1-Year BRL-CDI	11.901	Maturity	01/04/2027		800	0	(7)	(7)	0	0
Pay	6-Month EUR-EURIBOR	0.650	Annual	02/26/2029	EUR	6,100	6	(427)	(421)	8	0
Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030		1,300	(18)	186	168	0	(2)
Receive	6-Month EUR-EURIBOR	0.150	Annual	06/17/2030		3,000	(132)	511	379	0	(7)
Receive	6-Month EUR-EURIBOR	0.250	Annual	09/21/2032		800	72	62	134	0	(2)
Receive	6-Month EUR-EURIBOR	1.250	Annual	08/19/2049		2,700	11	730	741	0	(16)
Pay	6-Month EUR-EURIBOR	0.250	Annual	03/18/2050		400	48	(240)	(192)	2	0
Pay	6-Month EUR-EURIBOR	0.500	Annual	06/17/2050		1,000	171	(607)	(436)	5	0
Receive(2)	6-Month EUR-EURIBOR	0.830	Annual	12/09/2052		1,600	11	132	143	0	(1)
Pay	CAONREPO	3.500	Semi-Annual	06/19/2034	CAD	1,000	35	13	48	2	0
Receive	CAONREPO	3.500	Semi-Annual	06/20/2044		600	7	(39)	(32)	0	(2)

Total Swap Agreements							$1,031	$4,478	$5,509	$51	$(110)

Cash of $2,722 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2025.
(1)	Unsettled variation margin asset of $2 for closed futures is outstanding at period end.
(2)	This instrument has a forward starting effective date.
(m)	FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	March 31, 2025 (Unaudited)

FORWARD FOREIGN CURRENCY CONTRACTS:
Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered	Currency to be Received	Asset	Liability

AZD	04/2025	JPY	424	$3	$0	$0
04/2025	$5	JPY	799	0	0
05/2025	JPY	797	$5	0	0
BOA	04/2025	DOP	1,909	30	0	0
04/2025	EUR	118	128	0	0
04/2025	JPY	16,700	111	0	0
05/2025	HKD	7,752	998	0	0
BPS	04/2025	EUR	10,279	10,778	0	(336)
04/2025	JPY	4,168	28	0	0
05/2025	EUR	61	66	0	0
BRC	04/2025	JPY	2,600	18	0	0
04/2025	TRY	9,989	257	0	(3)
04/2025	$1,650	TRY	63,738	2	(11)
05/2025	TRY	12,989	$328	3	(1)
05/2025	$566	TRY	22,231	0	(14)
06/2025	TRY	31,596	$794	36	(1)
06/2025	$106	TRY	4,175	0	(5)
BSH	04/2025	AUD	44	$28	0	0
04/2025	$51	JPY	7,622	0	0
05/2025	JPY	7,596	$51	0	0
CBK	04/2025	CAD	58	40	0	0
04/2025	DOP	2,850	45	0	0
04/2025	$41	CAD	58	0	(1)
04/2025	159	GBP	123	0	(1)
05/2025	CAD	58	$41	1	0
05/2025	DOP	4,088	65	1	0
DUB	04/2025	$28	AUD	44	0	0
04/2025	99	EUR	94	3	0
05/2025	AUD	44	$28	0	0
FAR	04/2025	CHF	18	21	0	0
04/2025	JPY	3,234	22	0	0
04/2025	$36	JPY	5,453	0	0
05/2025	JPY	5,435	$36	0	0
GLM	04/2025	TRY	525	13	0	0
04/2025	$15	TRY	592	0	0
05/2025	DOP	1,403	$22	0	0
08/2025	23,472	366	3	0
09/2025	4,767	74	1	0
JPM	04/2025	JPY	3,470	23	0	0
04/2025	TRY	1,012	25	0	(1)
04/2025	$11,379	EUR	10,553	32	0
04/2025	11	JPY	1,680	0	0
05/2025	EUR	10,444	$11,283	0	(28)
05/2025	JPY	1,675	11	0	0
05/2025	TRY	3,437	89	2	0
05/2025	$141	TRY	6,202	16	0
06/2025	17	663	0	(1)
MBC	04/2025	EUR	250	$273	3	0
04/2025	GBP	71	92	0	0
04/2025	JPY	34,300	231	2	0
04/2025	$21	CHF	18	0	0
04/2025	347	JPY	51,700	0	(2)
05/2025	CHF	18	$21	0	0
MYI	05/2025	$102	HKD	795	0	0
SSB	04/2025	GBP	1,210	$1,532	0	(31)
04/2025	$1,497	GBP	1,158	0	(2)
05/2025	GBP	1,158	$1,497	2	0
UAG	04/2025	JPY	3,179	21	0	0
04/2025	$5	TRY	201	0	0

Total Forward Foreign Currency Contracts	$107	$(438)

SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON ASSET-BACKED SECURITIES - SELL PROTECTION(1)
Swap Agreements, at Value(4)
Counterparty	Reference Obligation	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability

BOA	Long Beach Mortgage Loan Trust 6.584% due 07/25/2033	6.250%	Monthly	07/25/2033	$81	$0	$0	$0	$0

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	March 31, 2025 (Unaudited)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(1)
										Swap Agreements, at Value(4)
Counterparty	Reference Entity		Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2025(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability

BRC	Turkey Government International Bond		1.000%	Quarterly	06/20/2025	1.276%	$300	$0	$0	$0	$0
DUB	Eskom «		4.650	Quarterly	06/30/2029	0.057	400	0	23	23	0
GST	Soft Bank Group,Inc.		1.000	Quarterly	06/20/2026	1.326	500	(4)	2	0	(2)
MYC	Petroleos Mexicanos		1.000	Quarterly	12/20/2028	4.280	100	(19)	9	0	(10)

								$(23)	$34	$23	$(12)

CREDIT DEFAULT SWAPS ON CREDIT INDEXES - SELL PROTECTION(1)
										Swap Agreements, at Value(4)
Counterparty	Index/Tranches			Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability

GST	ABX.HE.AA.6-1 Index			0.320%	Monthly	07/25/2045	$641	$(128)	$81	$0	$(47)
	ABX.HE.PENAAA.7-1 Index			0.090	Monthly	08/25/2037	473	(395)	380	0	(15)

								$(523)	$461	$0	$(62)

TOTAL RETURN SWAPS ON INDEXES
										Swap Agreements, at Value
Counterparty	Pay/Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability

CBK	Receive	NDDUEAFE Index	4	4.780% (FEDL01 plus a specified spread)	Monthly	05/21/2025	$35	$0	$0	$0	$0
GST	Receive	NDDUEAFE Index	48	4.680% (FEDL01 plus a specified spread)	Monthly	11/03/2025	415	0	(2)	0	(2)
JPM	Receive	NDDUEAFE Index	124	4.430% (FEDL01 plus a specified spread)	Monthly	07/02/2025	1,071	0	(4)	0	(4)
MYI	Receive	NDDUEAFE Index	4,892	4.840% (FEDL01 plus a specified spread)	Maturity	01/21/2026	39,546	0	1,999	1,999	0
ULO	Receive	NDDUEAFE Index	79	4.535% (FEDL01 plus a specified spread)	Monthly	05/07/2025	682	0	(2)	0	(2)

								$0	$1,991	$1,999	$(8)

Total Swap Agreements								$(546)	$2,486	$2,022	$(82)

(n)

Securities with an aggregate market value of $557 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2025.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

FAIR VALUE MEASUREMENTS
The following is a summary of the fair valuations according to the inputs used as of March 31, 2025 in valuing the Fund's assets and liabilities:

Category and Subcategory					Level 1		Level 2	Level 3	Fair Value at 03/31/2025

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	March 31, 2025 (Unaudited)

Investments in Securities, at Value
Loan Participations and Assignments	$0	$13,738	$9,280	$23,018
Corporate Bonds & Notes
Banking & Finance	0	7,541	0	7,541
Industrials	0	15,691	3,173	18,864
Utilities	0	4,858	0	4,858
Convertible Bonds & Notes
Banking & Finance	0	11	0	11
Industrials	0	502	0	502
Municipal Bonds & Notes
Arizona	0	465	0	465
West Virginia	0	829	0	829
U.S. Government Agencies	0	43,536	0	43,536
Non-Agency Mortgage-Backed Securities	0	11,787	0	11,787
Asset-Backed Securities
Home Equity Other	0	203	0	203
Manufacturing House Sequential	0	189	0	189
Whole Loan Collateral	0	176	0	176
Other ABS	0	3,560	1,241	4,801
Sovereign Issues	0	7,312	0	7,312
Common Stocks
Communication Services	274	0	1,586	1,860
Financials	975	0	1,159	2,134
Health Care	0	0	3,339	3,339
Industrials	0	0	2,420	2,420
Warrants
Financials	0	0	1	1
Preferred Securities
Banking & Finance	0	1,281	0	1,281
Industrials	0	284	0	284
Real Estate Investment Trusts
Real Estate	165	0	0	165
Short-Term Instruments
Mutual Funds	0	159	0	159
U.S. Treasury Bills	0	1,182	0	1,182

$1,414	$113,304	$22,199	$136,917
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$10,354	$0	$0	$10,354

Total Investments	$11,768	$113,304	$22,199	$147,271

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(636)	$0	$(636)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	519	51	0	570
Over the counter	0	2,106	23	2,129

$519	$2,157	$23	$2,699
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(495)	(110)	0	(605)
Over the counter	0	(458)	(62)	(520)

$(495)	$(568)	$(62)	$(1,125)

Total Financial Derivative Instruments	$24	$1,589	$(39)	$1,574

Totals	$11,792	$114,257	$22,160	$148,209

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2025:
Category and Subcategory	Beginning Balance at 06/30/2024	Net Purchases (1)	Net Sales/Settlements (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2025	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2025 (2)

Investments in Securities, at Value
Loan Participations and Assignments	$8,272	$3,167	$(2,348)	$24	$74	$(58)	$149	$0	$9,280	$22
Corporate Bonds & Notes
Banking & Finance	1,074	0	(1,123)	0	13	36	0	0	0	0
Industrials	4,032	2,516	(3,500)	(8)	(1,100)	1,053	180	0	3,173	477
Non-Agency Mortgage-Backed Securities	1,085	2	(122)	20	26	24	0	(1,035)	0	(4)
Asset-Backed Securities

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	March 31, 2025 (Unaudited)

Home Equity Other	24	0	0	0	0	0	0	(24)	0	0
Whole Loan Collateral	16	0	(3)	1	1	(1)	0	(14)	0	0
Other ABS	945	1,142	0	0	0	(846)	0	0	1,241	(846)
Common Stocks
Communication Services(3)	1,250	23	0	0	0	313	0	0	1,586	313
Consumer Discretionary(4)	70	0	(71)	0	71	(70)	0	0	0	0
Energy	15	0	(16)	0	9	(8)	0	0	0	0
Financials	1,278	5	0	0	0	(124)	0	0	1,159	(124)
Health Care	3,535	0	0	0	0	(196)	0	0	3,339	(196)
Industrials	535	2,512	0	0	0	(627)	0	0	2,420	(627)
Warrants
Financials	1	0	0	0	0	0	0	0	1	0
Preferred Securities
Industrials	0	0	0	0	(741)	741	0	0	0	741

	$22,132	$9,367	$(7,183)	$37	$(1,647)	$237	$329	$(1,073)	$22,199	$(244)
Financial Derivative Instruments- Assets
Over the counter	$31	$0	$0	$0	$0	$(8)	$0	$0	$23	$(8)

Financial Derivative Instruments- Liabilities
Over the counter	$(85)	$33	$(119)	$0	$27	$82	$0	$0	$(62)	$82

Totals	$22,078	$9,400	$(7,302)	$37	$(1,620)	$311	$329	$(1,073)	$22,160	$(170)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:
									(% Unless Noted Otherwise)

Category and Subcategory		Ending Balance at 03/31/2025	Valuation Technique			Unobservable Inputs			Input Value(s)	Weighted Average

Investments in Securities, at Value
Loan Participations and Assignments		$226	Comparable Companies			EBITDA Multiple		X	14.000	—
		4,356	Discounted Cash Flow			Discount Rate			6.950 - 14.360	7.868
		1,115	Indicative Market Quotation			Broker Quote			74.500 - 100.500	97.033
		563	Other Valuation Techniques(5)			—			—	—
		198	Recent Transaction			Purchase Price			98.750	—
		2,822	Third Party Vendor			Broker Quote			37.500 - 101.500	97.425
Corporate Bonds & Notes
Industrials		2,993	Comparable Companies / Discounted Cash Flow			Revenue Multiple/Discount Rate		X/ %	0.900/10.000	—
		180	Indicative Market Quotation			Broker Quote			60.000	—
Asset-Backed Securities
Other ABS		840	Discounted Cash Flow			Discount Rate			12.000 - 13.000	12.217
		401	Recent Transaction			Purchase Price			60.500	—
Common Stocks
Communication Services		1,178	Comparable Companies			EBITDA Multiple		X	4.609	—
		382	Discounted Cash Flow			Discount Rate			13.210	—
		26	Reference instrument			Stock Price w/Liquidity Discount			12.000	—
Financials		1,157	Comparable Companies			EBITDA Multiple		X	4.660	—
		2	Indicative Market Quotation			Broker Quote			$4.500	—
Health Care		3,339	Comparable Companies			EBITDA Multiple		X	14.000	—
Industrials		1,786	Comparable Companies / Discounted Cash Flow			Revenue Multiple/Discount Rate		X/ %	0.900/10.000	—
		634	Indicative Market Quotation			Broker Quote			1.063 - 25.188	3.075
Warrants
Financials		1	Option Pricing Model			Volatility			32.500	—
Financial Derivative Instruments- Assets
Over the counter		23	Indicative Market Quotation			Broker Quote			5.703

Financial Derivative Instruments- Liabilities
Over the counter		(62)	Indicative Market Quotation			Broker Quote			92.500 - 98.500	93.903

Total		$22,160

(1)

Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2025 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)									Sector type updated from Industrials and Utilities to Communication Services since prior fiscal year end.
(4)									Sector type updated from Industrials to Consumer Discretionary since prior fiscal year end.
(5)									Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

Notes to Financial Statements

1. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The NAV of the Fund's shares, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, the Fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. The Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, the Fund may calculate its NAV as of the NYSE Close for such day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by Pacific Investment Management Company LLC (“PIMCO”) to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Investment Company Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board of Trustees has designated PIMCO as the valuation designee (“Valuation Designee”) for the Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), the Fund’s NAV will be calculated based on the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Fund is not open for business, which may result in the Fund's portfolio investments being affected when shareholders are unable to buy or sell shares.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund's next calculated NAV.

Fair valuation may require subjective determinations about the value of a security. While the Fund’s and Valuation Designee's policies and procedures are intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2 or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

• Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

Notes to Financial Statements (Cont.)

• Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

• Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Sources (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Sources or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund's assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and, if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities, non-U.S. bonds and short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources' internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE Close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indexes, reference rates and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indexes, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indexes, reference rates and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are

Notes to Financial Statements (Cont.)

observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indexes and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithms based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source or input of the reference instrument.

Expected recovery valuation estimates that the fair value of an existing asset can be recovered, net of any liability. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Comparable Companies model is based on application of valuation multiples from publicly traded comparable companies to the financials of the subject company. Adjustments may be made to the market-derived valuation multiples based on differences between the comparable companies and the subject company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Option Pricing Model is a commonly accepted method of allocating enterprise value across a capital structure. The method may be utilized when a capital structure includes multiple instruments with varying rights and preferences, there is no short term exit horizon, the nature of an exit event is unknown, or if the enterprise value is not sufficient to cover outstanding debt and preferred claims. The Option Pricing Model can also be used as a method to estimate enterprise value by ‘back-solving’ if there are recent indicative transactions for securities with the same issuer. The Option Pricing Model uses Black-Scholes option pricing, a generally accepted option model typically used to value call options, puts, warrants and convertible preferred securities. Significant changes in unobservable inputs would result in direct changes in the fair value of the security. These securities are categorized as level 3 of the fair value hierarchy.

Securities may be valued based on purchase prices of privately negotiated transactions. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

2. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund's tax positions for all open tax years. As of March 31, 2025, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state and local tax returns as required. The Fund's tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

3. INVESTMENTS IN AFFILIATES

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III ("Central Funds") to the extent permitted by the Act, rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A copy of each affiliate fund’s shareholder report is available at the U.S Securities and Exchange Commission (“SEC”) website at www.sec.gov, on the Fund’s website at www.pimco.com, or upon request, as applicable. The table below shows the Fund's transactions in and earnings from investments in the affiliated funds for the period ended March 31, 2025 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Notes to Financial Statements (Cont.)

Market Value 06/30/2024	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2025	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$19,770	$63,972	$(73,400)	$10	$2	$10,354	$679	$0

† A zero balance may reflect actual amounts rounding to less than one thousand.

(1) The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund.

Glossary: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	FAR	Wells Fargo Bank National Association	MYI	Morgan Stanley & Co. International PLC
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	RTA	RBC (Barbados) Trading Bank Corp.
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	SOG	Societe Generale Paris
BRC	Barclays Bank PLC	IND	Crédit Agricole Corporate and Investment Bank S.A.	SSB	State Street Bank and Trust Co.

BSH	Banco Santander S.A. - New York Branch	JML	JP Morgan Securities Plc	TDM	TD Securities (USA) LLC
CBK	Citibank N.A.	JPM	JP Morgan Chase Bank N.A.	UAG	UBS AG Stamford
DBL	Deutsche Bank AG London	MBC	HSBC Bank Plc	UBS	UBS Securities LLC
DUB	Deutsche Bank AG	MYC	Morgan Stanley Capital Services LLC	ULO	UBS AG London

Currency Abbreviations:
AUD	Australian Dollar	DOP	Dominican Peso	JPY	Japanese Yen
BRL	Brazilian Real	EUR	Euro	TRY	Turkish New Lira
CAD	Canadian Dollar	GBP	British Pound	USD (or $)	United States Dollar
CHF	Swiss Franc	HKD	Hong Kong Dollar

Exchange Abbreviations:
CME	Chicago Mercantile Exchange

Index/Spread Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	FEDL01	Federal funds effective rate	S&P 500	Standard & Poor's 500 Index
CAONREPO	Canadian Overnight Repo Rate Average	NDDUEAFE	MSCI EAFE Index	SOFR	Secured Overnight Financing Rate
EUR003M	3 Month EUR Swap Rate	PENAAA	Penultimate AAA Sub-Index	SONIO	Sterling Overnight Interbank Average Rate

Other Abbreviations:
ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	PIK	Payment-in-Kind
ALT	Alternate Loan Trust	DAC	Designated Activity Company	TBA	To-Be-Announced
BRL-CDI	Brazil Interbank Deposit Rate	EURIBOR	Euro Interbank Offered Rate	TBD	To-Be-Determined
CDO	Collateralized Debt Obligation	OIS	Overnight Index Swap	TBD%	Interest rate to be determined when loan settles or at the time of funding